Exhibit 99.2

FORFEITURE AGREEMENT

As of the date specified below (the “Exchange Date”), the undersigned Grantee hereby voluntarily surrenders certain Dividend Increase Units (“DIUs”) granted under the 1995 Dividend Increase Unit Plan of Duke Realty Services Limited Partnership.  The Dividend Increase Units listed in Exhibit I (“Surrendered DIUs”) represent the forfeiture of DIUs vesting after January 1, 2005 and no other outstanding DIUs shall be subject to this Forfeiture Agreement.

Upon acceptance of this forfeiture by the Partnership, I understand I will be granted Performance Units under the Duke Realty Corporation 2005 DIU Replacement Plan.  I understand the Performance Units to be granted will:  1) on the Exchange Date, have a current value that is no less than the value of the Surrendered DIUs, 2) be valued using substantially the same method as the forfeited DIUs, and 3) have the same vesting and termination provisions as the Surrendered DIUs.  I understand the Performance Units will provide for payments of their current value (less any amounts previously paid) on an annual basis but will otherwise be substantially identical to the terms and conditions that governed the Surrendered DIUs.

PERFORMANCE UNIT AWARD CERTIFICATE

Non Transferable

GRANT TO

(“Grantee”)

[  ]  of the Performance Units listed in Exhibit II

pursuant to and subject to the provisions of the Duke Realty Corporation 2005 Long-Term Incentive Plan (the “LTIP”) and the Duke Realty Corporation 2005 DIU Replacement Plan, which is a subplan of the LTIP (the “DIU Replacement Plan” and collectively with the LTIP, the “Plans”) and to the terms and conditions set forth on the following pages.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plans.

By accepting these Performance Units, the Grantee is deemed to agree to comply with the terms of the Plans, this Certificate and all applicable laws and regulations.

IN WITNESS WHEREOF, Duke Realty Services Limited Partnership and its General Partner, Duke Realty Corporation, hereby accept the forfeiture of the Surrendered DIUs listed on Exhibit I attached hereto.

IN WITNESS WHEREOF, Duke Realty Corporation has caused this Performance Unit Award Certificate to be executed as of the Exchange Date, as indicated below.

DUKE REALTY SERVICES LIMITED PARTNERSHIP	BY GRANTEE:
DUKE REALTY CORPORATION

By:

Exchange Date: December 5, 2005

Exhibit I

Surrendered DIUs

DIU Grant Date	DIU Expiration Date	Number of Surrendered DIUs
1/25/00	1/25/10	xxx
1/31/01	1/31/11	xxx
1/30/02	1/30/12	xxx
2/19/03	2/19/13	xxx
1/28/04	1/28/14	xxx
Total Number of Surrendered DIUs		xxx

Exhibit II

Performance Units Granted

Grant Date of Surrendered DIU	Performance Units Granted (2)	Vested on Grant Date	2006 Vesting (1)	2007 Vesting (1)	2008 Vesting (1)	2009 Vesting (1)
1/25/00	xxx	xxx
1/31/01	xxx	xxx	xxx
2/30/02	xxx	xxx	xxx	xxx
2/19/03	xxx	xxx	xxx	xxx	xxx
1/28/04	xxx	xxx	xxx	xxx	xxx	xxx
Total	xxx	xxx	xxx	xxx	xxx	xxx

(1) Vesting date shall be the applicable anniversary of the Grant Date of the corresponding Surrendered DIU.
(2) The Performance Units shall expire on the 10-year anniversary of the Grant Date of the corresponding Surrendered DIU.

TERMS AND CONDITIONS – PERFORMANCE UNITS

1.  Grant of Performance Units.  Duke Realty Corporation (the “Company”) hereby grants to the Grantee named on page 1 hereof, subject to the restrictions and the terms and conditions set forth in the Plans and in this Certificate, the number of Performance Units indicated on page 1 hereof (the “Performance Units”) which represent the right to receive annual payments equal to the current value of the Performance Units less any amounts previously paid with respect to the Performance Units.

2.  Vesting of Performance Units.  Unless vesting is accelerated in accordance with the Plans, the Performance Units shall vest (become non-forfeitable) on the earliest to occur of the following (the “Vesting Date”):

(a)          prorata on the vesting dates applicable to the corresponding Surrendered DIU, or

(b)         Grantee’s Separation from Service due to death, Disability or Retirement, or

(c)          the occurrence of a Change in Control.

If Grantee’s employment terminates prior to the Vesting Date for any reason other than death, Disability or Retirement or by reason of a Change in Control, Grantee shall forfeit all right, title and interest in and to the Performance Units as of the date of such termination.

3.  Expiration Date of Performance Units.  The Performance Units shall expire on the earliest of the following (as applicable, the “Expiration Date”):

(a)          the original expiration date of corresponding Surrendered DIU, or

(b)         Grantee’s Separation from Service for Cause, or

(c)          90 days after Grantee’s Separation from Service without Cause or due to voluntary resignation, or

(d)         one year after Separation from Service without Cause or due to death or Disability, or

(e)          the occurrence of a Change in Control.

4.  Periodic Distributions.  As soon as practicable following each Valuation Date, for each Performance Unit then held, the Grantee will receive an amount equal to the Valuation Date Award Value, less any amounts previously distributed to the Participant with respect to that particular Performance Unit.

5.  Final Distributions.  If Grantee incurs a Separation from Service for Cause, no further distribution will be made with respect to the Performance Units.  In any other circumstance, final distribution with respect to a Performance Unit will be made as soon as practicable after Expiration Date, based on most the recent Valuation Date prior to the Expiration Date; provided, however, that to the extent required to comply with Code Section 409A, the final distribution shall be delayed to the six month anniversary of the date of an officer Participant’s Separation from Service.

6.  Restrictions on Transfer and Pledge.  No right or interest of Grantee in the Performance Units may be pledged, hypothecated or otherwise encumbered to or in favor of any party other than the Company or an Affiliate, or be subjected to any lien, obligation or liability of Grantee to any other party other than the Company or an Affiliate.  Performance Units are not assignable or transferable by Grantee other than by will or the laws of descent and distribution; but the Committee may permit other transfers.

7.  No Implied Rights.  Nothing in this Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s service at any time, nor confer upon Grantee any right to continue as an employee or director of the Company or any Affiliate.

8.  Payment of Taxes.  The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Award.

9.  Amendment.  The Committee may amend, modify or terminate this Certificate without approval of Grantee; provided, however, that such amendment, modification or termination shall not, without Grantee’s consent, reduce or diminish the value of this Award.  Notwithstanding anything herein to the contrary, the Committee may, without Grantee’s consent, amend or interpret this Certificate to the extent necessary to comply with Section 409A of the Code and Treasury regulations and guidance with respect to such law.

10.  Plans Control.  The terms contained in the Plans are incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plans.  In the event of any actual or alleged conflict between the provisions of the Plans and the provisions of this Certificate, the provisions of the Plans shall be controlling and determinative.

11.  Notice.  Notices and communications under this Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid.  Notices to the Company must be addressed to Duke Realty Corporation, 600 East 96th Street, Suite 100, Indianapolis, IN 46240; Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.